NEWS RELEASE

EVEREST RE GROUP, LTD.
Seon Place, 141 Front Street, 4th Floor, Hamilton HM 19, Bermuda

Contact:  Elizabeth B. Farrell
Vice President, Investor Relations
Everest Global Services, Inc.
908.604.3169

For Immediate Release

Everest Re Group Reports Second Quarter 2017 Results;
17% Growth in Premium; 13% Annualized Return on Equity

HAMILTON, Bermuda – July 24, 2017 -- Everest Re Group, Ltd. (NYSE: RE) today reported second quarter 2017 net income of $245.7 million, or $5.95 per diluted common share, compared to net income of $155.7 million, or $3.67 per diluted common share, for the second quarter of 2016. After-tax operating income1, excluding realized capital gains and losses, was $227.5 million, or $5.51 per diluted common share, for the second quarter of 2017, compared to after-tax operating income1 of $134.2 million, or $3.17 per diluted common share, for the same period last year.

For the six months ended June 30, 2017, net income was $537.3 million, or $13.02 per diluted common share, compared to $327.4 million, or $7.68 per diluted common share, for the first six months of 2016. After-tax operating income1, excluding realized capital gains and losses, was $487.0 million, or $11.80 per diluted common share, compared to $356.9 million or $8.37 per diluted common share, for the same period in 2016.

Commenting on the Company's results, President and Chief Executive Officer, Dominic J. Addesso said, "Everest continues to generate double digit ROE's, while steadily growing its capital base. Strong underwriting results, with an attritional combined ratio of 86.7% for the quarter, coupled with stable investment income are providing for solid growth in book value per share. We seek out opportunities for profitable growth in both our reinsurance and insurance books and have been successful as borne out by these excellent results."

Operating highlights for the second quarter of 2017 included the following:

•
Gross written premiums for the quarter were $1.6 billion, an increase of 17% compared to the second quarter of 2016. Worldwide, reinsurance premiums were up 14%, with growth coming from the new crop reinsurance program, increased shares on property pro-rata treaties, and growth in financial lines business. Insurance premiums were up 25%, quarter over quarter, with continued growth on new initiatives. Excluding the HCI crop business that was sold in 2016, the insurance segment premium was up 41%, quarter over quarter.

•
The combined ratio for the quarter was 90.5% compared to 95.1% in the second quarter of 2016. Excluding catastrophe losses, reinstatement premiums, and nominal prior period loss development, the current quarter attritional combined ratio was 86.7% compared to 86.1% in the same period last year.

•
Catastrophe losses, net of reinsurance, amounted to $53.5 million in the quarter, with current quarter catastrophe losses from the South African (Knysna) fires, Colorado hailstorms, and Peru flooding. The net impact of these losses, after reinstatement premiums and taxes was $46.6 million.

•	Net investment income was up 1% for the quarter to $134.5 million.
•	Net after-tax realized capital gains amounted to $18.2 million and net after-tax unrealized losses were $4.1 million for the quarter.
•	Cash flow from operations was $252.6 million compared to $308.1 million for the same period in 2016.
•	Through the first six months, the annualized after-tax operating income¹ return on average adjusted shareholders' equity² was 11.9%.
•	Shareholders' equity ended the quarter at $8.6 billion, up 6% compared to year end 2016. Book value per share increased 6% from $197.45 at December 31, 2016 to $209.05 at June 30, 2017.

This news release contains forward-looking statements within the meaning of the U.S. federal securities laws.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. Federal securities laws. These statements involve risks and uncertainties that could cause actual results to differ materially from those contained in forward-looking statements made on behalf of the Company.  These risks and uncertainties include the impact of general economic conditions and conditions affecting the insurance and reinsurance industry, the adequacy of our reserves, our ability to assess underwriting risk, trends in rates for property and casualty insurance and reinsurance, competition, investment market fluctuations, trends in insured and paid losses, catastrophes, regulatory and legal uncertainties and other factors described in our latest Annual Report on Form 10-K.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Everest Re Group, Ltd. is a Bermuda holding company that operates through the following subsidiaries: Everest Reinsurance Company provides reinsurance to property and casualty insurers in both the U.S. and international markets. Everest Reinsurance (Bermuda), Ltd., including through its branch in the United Kingdom, provides reinsurance and insurance to worldwide property and casualty markets and reinsurance to life insurers. Everest

Reinsurance Company (Ireland), dac, provides reinsurance to non-life insurers in Europe. Everest Insurance® refers to the primary insurance operations of Everest Re Group, Ltd., and its affiliated companies which offer property, casualty and specialty lines insurance on both an admitted and non-admitted basis in the U.S. and internationally. The Company also operates within the Lloyd's insurance market through Syndicate 2786. In addition, through Mt. Logan Re, Ltd., the Company manages segregated accounts, capitalized by the Company and third party investors that provide reinsurance for property catastrophe risks. Additional information on Everest Re Group companies can be found at the Group's web site at www.everestregroup.com.

A conference call discussing the second quarter results will be held at 10:30 a.m. Eastern Time on July 25, 2017. The call will be available on the Internet through the Company's web site or at www.streetevents.com.

Recipients are encouraged to visit the Company's web site to view supplemental financial information on the Company's results. The supplemental information is located at www.everestregroup.com in the "Financial Reports" section of the "Investor Center". The supplemental financial information may also be obtained by contacting the Company directly.

_____________________________________

1The Company generally uses after-tax operating income (loss), a non-GAAP financial measure, to evaluate its performance.  After-tax operating income (loss) consists of net income (loss) excluding after-tax net realized capital gains (losses) as the following reconciliation displays:

	Three Months Ended				Six Months Ended
	June 30,				June 30,
(Dollars in thousands, except per share amounts)	2017		2016		2017		2016
		(unaudited)				(unaudited)

		Per Diluted		Per Diluted		Per Diluted		Per Diluted
		Common		Common		Common		Common
	Amount	Share	Amount	Share	Amount	Share	Amount	Share

Net income (loss)	$245,674	$5.95	$155,692	$3.67	$537,317	$13.02	$327,378	$7.68
After-tax net realized capital gains (losses)	18,224	0.44	21,462	0.51	50,334	1.22	(29,517)	(0.69)

After-tax operating income (loss)	$227,450	$5.51	$134,230	$3.17	$486,983	$11.80	$356,895	$8.37

(Some amounts may not reconcile due to rounding.)

Although net realized capital gains (losses) are an integral part of the Company's insurance operations, the determination of net realized capital gains (losses) is independent of the insurance underwriting process.  The Company believes that the level of net realized capital gains (losses) for any particular period is not indicative of the performance of the underlying business in that particular period.  Providing only a GAAP presentation of net income (loss) makes it more difficult for users of the financial information to evaluate the Company's success or failure in its basic business, and may lead to incorrect or misleading assumptions and conclusions.  The Company understands that the equity analysts who follow the Company focus on after-tax operating income (loss) in their analyses for the reasons discussed above.  The Company provides after-tax operating income (loss) to investors so that they have what management believes to be a useful supplement to GAAP information concerning the Company's performance.

2Adjusted shareholders' equity excludes net after-tax unrealized (appreciation) depreciation of investments

--Financial Details Follow--

EVEREST RE GROUP, LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS
AND COMPREHENSIVE INCOME (LOSS)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(Dollars in thousands, except per share amounts)	2017	2016	2017	2016
	(unaudited)		(unaudited)
REVENUES:
Premiums earned	$1,369,681	$1,288,860	$2,681,778	$2,507,727
Net investment income	134,508	132,737	256,797	235,261
Net realized capital gains (losses):
Other-than-temporary impairments on fixed maturity securities	(2,475)	(1,470)	(3,703)	(30,263)
Other-than-temporary impairments on fixed maturity securities
transferred to other comprehensive income (loss)	-	-	-	-
Other net realized capital gains (losses)	27,743	34,128	81,699	(11,338)
Total net realized capital gains (losses)	25,268	32,658	77,996	(41,601)
Net derivative gain (loss)	766	1,996	3,396	(1,024)
Other income (expense)	388	(28,367)	(4,578)	(30,433)
Total revenues	1,530,611	1,427,884	3,015,389	2,669,930

CLAIMS AND EXPENSES:
Incurred losses and loss adjustment expenses	861,275	857,816	1,632,063	1,558,565
Commission, brokerage, taxes and fees	299,956	295,502	582,225	570,508
Other underwriting expenses	78,869	72,077	154,756	144,187
Corporate expenses	6,919	7,117	15,376	15,003
Interest, fees and bond issue cost amortization expense	8,059	9,073	17,023	18,301
Total claims and expenses	1,255,078	1,241,585	2,401,443	2,306,564

INCOME (LOSS) BEFORE TAXES	275,533	186,299	613,946	363,366
Income tax expense (benefit)	29,859	30,607	76,629	35,988

NET INCOME (LOSS)	$245,674	$155,692	$537,317	$327,378

Other comprehensive income (loss), net of tax:
Unrealized appreciation (depreciation) ("URA(D)") on securities arising during the period	4,868	124,356	24,416	267,318
Reclassification adjustment for realized losses (gains) included in net income (loss)	(8,993)	(1,448)	(11,192)	30,933
Total URA(D) on securities arising during the period	(4,125)	122,908	13,224	298,251

Foreign currency translation adjustments	35,667	5,050	47,560	14,823

Benefit plan actuarial net gain (loss) for the period	-	-	-	-
Reclassification adjustment for amortization of net (gain) loss included in net income (loss)	2,004	1,341	4,008	2,681
Total benefit plan net gain (loss) for the period	2,004	1,341	4,008	2,681
Total other comprehensive income (loss), net of tax	33,546	129,299	64,792	315,755

COMPREHENSIVE INCOME (LOSS)	$279,220	$284,991	$602,109	$643,133

EARNINGS PER COMMON SHARE:
Basic	$5.98	$3.70	$13.10	$7.73
Diluted	5.95	3.67	13.02	7.68
Dividends declared	1.25	1.15	2.50	2.30

EVEREST RE GROUP, LTD.
CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
(Dollars and share amounts in thousands, except par value per share)	2017	2016
	(unaudited)
ASSETS:
Fixed maturities - available for sale, at market value	$14,922,035	$14,107,408
(amortized cost: 2017, $14,756,926; 2016, $13,932,613)
Equity securities - available for sale, at market value (cost: 2017, $110,724; 2016, $129,553)	107,430	119,067
Equity securities - available for sale, at fair value	1,071,390	1,010,085
Short-term investments	326,585	431,478
Other invested assets (cost: 2017, $1,303,231; 2016, $1,333,069)	1,304,556	1,333,129
Cash	469,205	481,922
Total investments and cash	18,201,201	17,483,089
Accrued investment income	96,928	96,473
Premiums receivable	1,830,520	1,485,990
Reinsurance receivables	1,036,998	1,018,325
Funds held by reinsureds	272,526	260,644
Deferred acquisition costs	357,325	344,052
Prepaid reinsurance premiums	281,345	191,768
Income taxes	167,913	177,704
Other assets	277,135	263,459
TOTAL ASSETS	$22,521,891	$21,321,504

LIABILITIES:
Reserve for losses and loss adjustment expenses	$10,475,705	$10,312,313
Future policy benefit reserve	54,238	55,074
Unearned premium reserve	1,744,527	1,577,546
Funds held under reinsurance treaties	23,276	21,278
Commission reserves	53,996	70,335
Other net payable to reinsurers	262,462	190,986
Losses in course of payment	356,330	67,107
4.868% Senior notes due 6/1/2044	396,774	396,714
6.6% Long term notes due 5/1/2067	236,511	236,462
Accrued interest on debt and borrowings	2,632	3,537
Equity index put option liability	18,662	22,059
Unsettled securities payable	86,931	27,927
Other liabilities	225,049	264,770
Total liabilities	13,937,093	13,246,108

SHAREHOLDERS' EQUITY:
Preferred shares, par value: $0.01; 50,000 shares authorized;
no shares issued and outstanding	-	-
Common shares, par value: $0.01; 200,000 shares authorized; (2017) 69,037
and (2016) 68,871 outstanding before treasury shares	691	689
Additional paid-in capital	2,150,659	2,140,783
Accumulated other comprehensive income (loss), net of deferred income tax expense
(benefit) of $758 at 2017 and $8,240 at 2016	(151,972)	(216,764)
Treasury shares, at cost; 27,972 shares 2017 and 2016	(3,272,244)	(3,272,244)
Retained earnings	9,857,664	9,422,932
Total shareholders' equity	8,584,798	8,075,396
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$22,521,891	$21,321,504

EVEREST RE GROUP, LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six Months Ended
	June 30,
(Dollars in thousands)	2017	2016
	(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$537,317	$327,378
Adjustments to reconcile net income to net cash provided by operating activities:
Decrease (increase) in premiums receivable	(337,069)	20,168
Decrease (increase) in funds held by reinsureds, net	(7,980)	45,656
Decrease (increase) in reinsurance receivables	8,270	(68,284)
Decrease (increase) in income taxes	18,362	(10,424)
Decrease (increase) in prepaid reinsurance premiums	(87,091)	(51,243)
Increase (decrease) in reserve for losses and loss adjustment expenses	97,493	352,147
Increase (decrease) in future policy benefit reserve	(836)	(1,083)
Increase (decrease) in unearned premiums	161,009	(119,315)
Increase (decrease) in other net payable to reinsurers	65,929	46,508
Increase (decrease) in losses in course of payment	288,557	11,188
Change in equity adjustments in limited partnerships	(31,032)	(16,518)
Distribution of limited partnership income	22,992	41,296
Change in other assets and liabilities, net	(61,765)	26,102
Non-cash compensation expense	15,725	14,262
Amortization of bond premium (accrual of bond discount)	22,475	24,125
Amortization of underwriting discount on senior notes	2	2
Net realized capital (gains) losses	(77,996)	41,601
Net cash provided by (used in) operating activities	634,362	683,566

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from fixed maturities matured/called - available for sale, at market value	1,145,162	923,832
Proceeds from fixed maturities sold - available for sale, at market value	991,209	594,764
Proceeds from fixed securities sold - available for sale, at fair value	-	1,587
Proceeds from equity securities sold - available for sale, at market value	18,802	226
Proceeds from equity securities sold - available for sale, at fair value	258,226	430,038
Distributions from other invested assets	2,476,399	2,261,682
Cost of fixed maturities acquired - available for sale, at market value	(2,880,188)	(1,932,527)
Cost of equity securities acquired - available for sale, at market value	(2,610)	(2,393)
Cost of equity securities acquired - available for sale, at fair value	(258,543)	(194,043)
Cost of other invested assets acquired	(2,431,281)	(2,711,306)
Net change in short-term investments	105,566	271,913
Net change in unsettled securities transactions	47,800	59,619
Net cash provided by (used in) investing activities	(529,458)	(296,608)

CASH FLOWS FROM FINANCING ACTIVITIES:
Common shares issued during the period, net	(5,847)	2,683
Purchase of treasury shares	-	(186,357)
Dividends paid to shareholders	(102,585)	(96,838)
Cost of shares withheld for taxes on settlements of share-based compensation awards	(12,407)	(9,090)
Net cash provided by (used in) financing activities	(120,839)	(289,602)

EFFECT OF EXCHANGE RATE CHANGES ON CASH	3,218	48,273

Net increase (decrease) in cash	(12,717)	145,629
Cash, beginning of period	481,922	283,658
Cash, end of period	$469,205	$429,287

SUPPLEMENTAL CASH FLOW INFORMATION:
Income taxes paid (recovered)	$57,772	$41,905
Interest paid	16,704	18,192